 OMEGA ENVIRONMENTAL, INC.                                          EXHIBIT 99.1
 DEBTOR IN POSSESSION CASE #97-06084
 COMPARATIVE BALANCE SHEET INFORMATION


                                         (UNAUDITED)   (UNAUDITED)                     (UNAUDITED)   (UNAUDITED)
                                          JANUARY 31,  DECEMBER 31,                    JANUARY 31,   DECEMBER 31,
                                             2000         1999                            2000          1999
                                              ESD         ESD            CHANGE         CORPORATE     CORPORATE         CHANGE
                                          ----------------------------------------     ---------------------------------------------
CURRENT ASSETS
Cash                                          38,230         51,656        (13,426)        519,668         547,478         (27,810)
Restricted cash held in escrow                    --      2,705,937     (2,705,937)                                             --
Accounts receivable
  A/R--trade                               9,802,314      9,381,451        420,863              --              --              --
  A/R--employees                              (1,375)        21,630        (23,005)             --              --              --
  A/R--supplemental                               --      1,242,986     (1,242,986)                                             --
  A/R--miscellaneous                              --         10,078        (10,078)      1,224,094       1,224,094              --
  Allowance for doubtful accounts           (507,847)    (1,513,162)     1,005,315      (1,076,094)     (1,076,094)             --
                                          ----------------------------------------     ---------------------------------------------
    Accounts receivable, net               9,293,092      9,142,983        150,109         148,000         148,000              --
                                          ----------------------------------------     ---------------------------------------------
Costs and earnings in excess of
  billings                                 5,784,820      5,599,103        185,717                                              --
Prepaid expenses                             105,671        148,104        (42,433)         27,554          83,644         (56,090)
Other current assets                                                            --                                              --
                                          ----------------------------------------     ---------------------------------------------
TOTAL CURRENT ASSETS                      15,221,813     17,647,783     (2,425,970)        695,222         779,122         (83,900)
                                          ----------------------------------------     ---------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                          2,209,331      2,217,994         (8,663)             --              --              --
  Automotive equipment                       921,724        921,724             --              --              --              --
  Office furniture and equipment           1,005,929      1,004,179          1,750          27,206          27,206              --
  Land, Building, and leasehold
    improvements                             107,729        107,729             --              --              --              --
                                          ----------------------------------------     ---------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST           4,244,713      4,251,626         (6,913)         27,206          27,206              --
  Accum. Depreciation                     (3,352,270)    (3,319,787)       (32,483)        (27,206)        (27,206)             --
                                          ----------------------------------------     ---------------------------------------------
TOTAL PROPERTY & EQUIP., NET                 892,443        931,839        (39,396)             --              --              --
                                          ----------------------------------------     ---------------------------------------------
Other Assets                                  89,641         92,936         (3,295)         41,622          41,622              --
Investment & Intercompany in
  Subsidiaries                                                                  --      74,375,431      74,375,431              --
                                          ----------------------------------------     ---------------------------------------------
TOTAL ASSETS                              16,203,897     18,672,558     (2,468,661)     75,112,275      75,196,175         (83,900)
                                          ========================================     =============================================

POST PETITION CURRENT LIABILITIES
  Accounts payable                           974,217      1,670,348       (696,131)         29,161          38,084          (8,923)
  Accounts payable - remediation
    systems                                  655,399             --        655,399              --                              --
  Line of Credit with GMAC                                                      --      25,537,255      24,789,303         747,952
  Transfer of Pre-petition preference                                           --        (796,263)       (686,635)       (109,628)
    collections from vendors              ----------------------------------------     ---------------------------------------------
  Line of Credit with GMAC, net of                --             --             --      24,740,992      24,102,668         638,324
    pre-petition preferences
  Accrued expenses, excluding
    bankruptcy costs                         577,161        510,710         66,451           8,308           8,307               1
  Accrued bankruptcy costs                                                      --       1,279,098       1,154,098         125,000
  Intercompany - GMAC                      6,399,960      5,807,269        592,691     (16,475,398)    (15,882,179)       (593,219)
                                          ----------------------------------------     ---------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES    8,606,737     10,496,073     (1,889,336)      9,582,161       9,420,978         161,183
Intercompany Notes Payable                 7,435,857      7,926,358       (490,501)                                             --
Pre Petition Preference collections
  from vendors                                    --             --             --         796,263         686,635         109,628
Pre Petition Liabilities                          --             --             --       3,606,863       3,606,863              --
Pre Petition Estimated Construction
  Claims                                          --             --             --                                              --
                                          ----------------------------------------     ---------------------------------------------
  TOTAL LIABILITIES                       16,042,594     18,422,431     (2,379,837)     13,985,287      13,714,476         270,811
                                          ----------------------------------------     ---------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                                        121,289         121,289              --
Additional paid in capital                14,557,677     14,557,677             --     127,234,871     127,234,871              --
Treasury Stock A-P-I-C                                                                    (562,506)       (562,506)             --
Retained earnings - prior                 (9,028,340)    (9,028,340)            --     (49,321,103)    (49,321,103)             --
Y-T-D net income pre petition                 (8,532)        (8,532)            --      (2,399,934)     (2,399,934)             --
Y-T-D net income post petition            (5,359,502)    (5,270,678)       (88,824)    (13,945,629)    (13,590,918)       (354,711)
                                          ----------------------------------------     ---------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                 161,303        250,127        (88,824)     61,126,988      61,481,699        (354,711)
                                          ----------------------------------------     ---------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY  16,203,897     18,672,558     (2,468,661)     75,112,275      75,196,175         (83,900)
                                          ========================================     =============================================


           See accompanying notes to financial statement information

 OMEGA ENVIRONMENTAL, INC.                                          EXHIBIT 99.1
 DEBTOR IN POSSESSION CASE #97-06084
 COMPARATIVE BALANCE SHEET INFORMATION


                                         (UNAUDITED)   (UNAUDITED)                     (UNAUDITED)   (UNAUDITED)
                                          JANUARY 31,  DECEMBER 31,                    JANUARY 31,   DECEMBER 31,
                                             2000         1999                            2000          1999
                                          CONTINUING   CONTINUING                      DISCONTINUED  DISCONTINUED
                                          OPERATIONS   OPERATIONS       CHANGE         OPERATIONS     OPERATIONS         CHANGE
                                          ----------------------------------------     ---------------------------------------------
CURRENT ASSETS
Cash                                         557,898        599,134        (41,236)             --              --              --
Restricted cash held in escrow                    --      2,705,937     (2,705,937)      2,726,798          20,861       2,705,937
Accounts receivable
  A/R--trade                               9,802,314      9,381,451        420,863       3,240,282       3,240,282              --
  A/R--employees                              (1,375)        21,630        (23,005)                                             --
  A/R--supplemental                               --      1,242,986     (1,242,986)                                             --
  A/R--miscellaneous                       1,224,094      1,234,172        (10,078)      1,253,064              --       1,253,064
  Allowance for doubtful accounts         (1,583,941)    (2,589,256)     1,005,315      (3,411,768)     (2,451,014)       (960,754)
                                          ----------------------------------------     ---------------------------------------------
    Accounts receivable, net               9,441,092      9,290,983        150,109       1,081,578         789,268         292,310
                                          ----------------------------------------     ---------------------------------------------
Costs and earnings in excess of billings   5,784,820      5,599,103        185,717                                              --
Prepaid expenses                             133,225        231,748        (98,523)             --              --              --
Other current assets                              --             --             --              --              --              --
                                          ----------------------------------------     ---------------------------------------------
TOTAL CURRENT ASSETS                      15,917,035     18,426,905     (2,509,870)      3,808,376         810,129       2,998,247
                                          ----------------------------------------     ---------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                          2,209,331      2,217,994         (8,663)          1,000           1,000              --
  Automotive equipment                       921,724        921,724             --              --              --              --
  Office furniture and equipment           1,033,135      1,031,385          1,750              --              --              --
  Land, Building, and leasehold
    improvements                             107,729        107,729             --              --              --              --
                                          ----------------------------------------     ---------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST           4,271,919      4,278,832         (6,913)          1,000           1,000              --
  Accum. Depreciation                     (3,379,476)    (3,346,993)       (32,483)             --              --              --
                                          ----------------------------------------     ---------------------------------------------
 TOTAL PROPERTY & EQUIP., NET                892,443        931,839        (39,396)          1,000           1,000              --
                                          ----------------------------------------     ---------------------------------------------
 Other Assets                                131,263        134,558         (3,295)             --              --              --
Investment & Intercompany in
  Subsidiaries                            74,375,431     74,375,431             --                                              --
                                          ----------------------------------------     ---------------------------------------------
 TOTAL ASSETS                             91,316,172     93,868,733     (2,552,561)      3,809,376         811,129       2,998,247
                                          ========================================     =============================================

 POST PETITION CURRENT LIABILITIES
  Accounts payable                         1,003,378      1,708,432       (705,054)             --              --              --
  Accounts payable - remediation systems     655,399                       655,399              --              --              --
  Line of Credit with GMAC                25,537,255     24,789,303        747,952                                              --
  Transfer of Pre-petition preference
    collections from vendors                (796,263)      (686,635)      (109,628)                                             --
                                          ----------------------------------------     ---------------------------------------------
  Line of Credit with GMAC, net of
    pre-petition preferences              24,740,992     24,102,668        638,324              --              --              --
  Accrued expenses, excluding bankruptcy
    costs                                    585,469        519,017         66,452          69,976          69,976              --
  Accrued bankruptcy costs                 1,279,098      1,154,098        125,000              --              --              --
  Intercompany - GMAC                    (10,075,438)   (10,074,910)          (528)     10,075,438      10,074,910             528
                                          ----------------------------------------     ---------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES   18,188,898     19,917,051     (1,728,153)     12,673,967      10,165,693       2,508,274
Intercompany Notes Payable                 7,435,857      7,926,358       (490,501)      4,811,126       4,320,625         490,501
Pre Petition Preference collections
  from vendors                               796,263        686,635        109,628                                              --
Pre Petition Liabilities                   3,606,863      3,606,863             --      11,809,110      11,809,110              --
Pre Petition Estimated Construction
  Claims                                          --             --             --       1,800,000       1,800,000              --
                                          ----------------------------------------     ---------------------------------------------
  TOTAL LIABILITIES                       30,027,881     32,136,907     (2,109,026)     31,094,203      28,095,428       2,998,775
                                          ----------------------------------------     ---------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                          121,289        121,289             --       5,454,120       5,454,120              --
Additional paid in capital               141,792,548    141,792,548             --      39,347,007      39,347,007              --
Treasury Stock A-P-I-C                      (562,506)      (562,506)            --              --              --              --
Retained earnings - prior                (58,349,443)   (58,349,443)            --     (53,656,003)    (53,656,003)             --
Y-T-D net income pre petition             (2,408,466)    (2,408,466)            --         499,770         499,770              --
Y-T-D net income post petition           (19,305,131)   (18,861,596)      (443,535)    (18,929,721)    (18,929,193)           (528)
                                          ----------------------------------------     ---------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY              61,288,291     61,731,826       (443,535)    (27,284,827)    (27,284,299)           (528)
                                          ----------------------------------------     ---------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY  91,316,172     93,868,733     (2,552,561)      3,809,376         811,129       2,998,247
                                          ========================================     =============================================

           See accompanying notes to financial statement information

 OMEGA ENVIRONMENTAL, INC.                                          EXHIBIT 99.1
 DEBTOR IN POSSESSION CASE #97-06084
 COMPARATIVE BALANCE SHEET INFORMATION


                                         (UNAUDITED)   (UNAUDITED)
                                          JANUARY 31,  DECEMBER 31,
                                             2000         1999
                                           COMBINED     COMBINED
                                            FINAL        FINAL          CHANGE
                                          ----------------------------------------
CURRENT ASSETS
Cash                                         557,898        599,134        (41,236)
Restricted cash held in escrow             2,726,798      2,726,798             --
Accounts receivable
  A/R--trade                              13,042,596     12,621,733        420,863
  A/R--employees                              (1,375)        21,630        (23,005)
  A/R--supplemental                               --      1,242,986     (1,242,986)
  A/R--miscellaneous                       2,477,158      1,234,172      1,242,986
  Allowance for doubtful accounts         (4,995,709)    (5,040,270)        44,561
                                          ----------------------------------------
    Accounts receivable, net              10,522,670     10,080,251        442,419
                                          ----------------------------------------
Costs and earnings in excess of billings   5,784,820      5,599,103        185,717
Prepaid expenses                             133,225        231,748        (98,523)
Other current assets                              --             --             --
                                          ----------------------------------------
TOTAL CURRENT ASSETS                      19,725,411     19,237,034        488,377
                                          ----------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                          2,210,331      2,218,994         (8,663)
  Automotive equipment                       921,724        921,724             --
  Office furniture and equipment           1,033,135      1,031,385          1,750
  Land, Building, and leasehold
    improvements                             107,729        107,729             --
                                          ----------------------------------------
TOTAL PROPERTY & EQUIP., AT COST           4,272,919      4,279,832         (6,913)
  Accum. Depreciation                     (3,379,476)    (3,346,993)       (32,483)
                                          ----------------------------------------
TOTAL PROPERTY & EQUIP., NET                 893,443        932,839        (39,396)
                                          ----------------------------------------
Other Assets                                 131,263        134,558         (3,295)
                                          ----------------------------------------
Investment & Intercompany in Subsidiaries          0              0             --
TOTAL ASSETS                              20,750,117     20,304,431        445,686
                                          ========================================
POST PETITION CURRENT LIABILITIES
  Accounts payable                         1,003,378      1,708,432       (705,054)
  Accounts payable - remediation systems     655,399                       655,399
  Line of Credit with GMAC                25,537,255     24,789,303        747,952
  Transfer of Pre-petition preference
    collections from vendors                (796,263)      (686,635)      (109,628)
                                          ----------------------------------------
  Line of Credit with GMAC, net of
    pre-petition preferences              24,740,992     24,102,668        638,324
  Accrued expenses, excluding bankruptcy
    costs                                    655,445        588,993         66,452
  Accrued bankruptcy costs                 1,279,098      1,154,098        125,000
  Intercompany - GMAC                             --             --             --
                                          ----------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES   30,862,865     30,082,744        780,121
Intercompany Notes Payable                        --             --             --
Pre Petition Preference collections
    from vendors                             796,263        686,635        109,628
Pre Petition Liabilities                  15,415,973     15,415,973             --
Pre Petition Estimated Construction
    Claims                                 1,800,000      1,800,000             --
                                          ----------------------------------------
  TOTAL LIABILITIES                       48,875,101     47,985,352        889,749
                                          ----------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                          121,289        121,289             --
Additional paid in capital               124,465,227    124,465,227             --
Treasury Stock A-P-I-C                      (562,506)      (562,506)            --
Retained earnings - prior               (112,005,446)  (112,005,446)            --
Y-T-D net income pre petition             (1,908,696)    (1,908,696)            --
Y-T-D net income post petition           (38,234,852)   (37,790,789)      (444,063)
                                          ----------------------------------------
  TOTAL SHAREHOLDERS' EQUITY             (28,124,984)   (27,680,921)      (444,063)
                                          ----------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY  20,750,117     20,304,431        445,686
                                          ========================================


           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.                                           EXHIBIT 99.1
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION

                                        (UNAUDITED)        (UNAUDITED)                   (UNAUDITED)        (UNAUDITED)
                                        MONTH ENDED        MONTH ENDED                   MONTH ENDED        MONTH ENDED
                                     JANUARY 31, 2000   DECEMBER 31, 1999             JANUARY 31, 2000   DECEMBER 31, 1999
                                           ESD                 ESD          CHANGE        CORPORATE          CORPORATE       CHANGE
                                     -----------------------------------------------  ----------------------------------------------
Sales                                   1,196,532           1,756,298      (559,766)          --                 --            --
Cost of Sales                             845,169           1,401,229      (556,060)          --                 --            --
                                     -----------------------------------------------  ----------------------------------------------
    Gross Profit                          351,363             355,069        (3,706)          --                 --            --

Selling, General, and Administrative      385,472             453,452       (67,980)        55,849             68,829       (12,980)
                                     -----------------------------------------------  ----------------------------------------------

Income (Loss) From Operations             (34,109)            (98,383)       64,274        (55,849)           (68,829)       12,980

Other Income (Expense):
  I/C Interest Income (Expense)           (54,787)            (57,881)        3,094         54,787             57,881        (3,094)
  Interest Expense                             (2)                (11)            9       (215,561)          (211,174)       (4,387)
  Interest Income                            --                  --            --                                              --
  Gain (loss) on Asset Disposition           --                   250          (250)          --                 --            --
  Other Expense                                74                --              74         (2,530)            (1,958)         (572)
                                     -----------------------------------------------  ----------------------------------------------
    Total Other (Expense)                 (54,715)            (57,642)        2,927       (163,304)          (155,251)       (8,053)
Net Income (Loss) Before Bankruptcy
  Administrative Expenses                 (88,824)           (156,025)       67,201       (219,153)          (224,080)        4,927
Bankruptcy Administrative Expenses                                                        (135,558)          (128,500)       (7,058)
                                     -----------------------------------------------  ----------------------------------------------
Net Income (Loss)                         (88,824)           (156,025)       67,201       (354,711)          (352,580)       (2,131)
                                     -----------------------------------------------  ----------------------------------------------

             See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION

                                        (UNAUDITED)        (UNAUDITED)                    (UNAUDITED)       (UNAUDITED)
                                        MONTH ENDED        MONTH ENDED                    MONTH ENDED       MONTH ENDED
                                      JANUARY 31, 2000  DECEMBER 31, 1999              JANUARY 31, 2000  DECEMBER 31, 1999
                                         CONTINUING         CONTINUING                   DISCONTINUED       DISCONTINUED
                                         OPERATIONS         OPERATIONS     CHANGE         OPERATIONS         OPERATIONS     CHANGE
                                      ---------------------------------------------    --------------------------------------------
Sales                                     1,196,532         1,756,298     (559,766)             0                   0             0
Cost of Sales                               845,169         1,401,229     (556,060)             0                   0             0
                                      ---------------------------------------------    --------------------------------------------
    Gross Profit                            351,363           355,069       (3,706)             0                   0             0

Selling, General, and Administrative        441,321           522,281      (80,960)             0                   0             0
                                      ---------------------------------------------    --------------------------------------------

Income (Loss) From Operations               (89,958)         (167,212)      77,254              0                   0             0

Other Income (Expense):
  I/C Interest Income (Expense)                   0                 0            0              0                   0             0
  Interest Expense                         (215,563)         (211,185)      (4,378)             0                   0             0
  Interest Income                                 0                 0            0              0
  Gain (loss) on Asset Disposition                0               250         (250)           --                    0             0
  Other Expense                              (2,456)           (1,958)        (498)          (528)           (211,406)      210,878
                                      ---------------------------------------------    --------------------------------------------
    Total Other (Expense)                  (218,019)         (212,893)      (5,126)          (528)           (211,406)      210,878
Net Income (Loss) Before Bankruptcy
       Administrative Expenses             (307,977)         (380,105)      72,128           (528)           (211,406)      210,878
Bankruptcy Administrative Expenses         (135,558)         (128,500)      (7,058)             0                   0             0
                                      ---------------------------------------------    --------------------------------------------
Net Income (Loss)                          (443,535)         (508,605)      65,070           (528)           (211,406)      210,878
                                      ---------------------------------------------    --------------------------------------------

             See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION

                                                 (UNAUDITED)          (UNAUDITED)
                                                 MONTH ENDED          MONTH ENDED
                                               JANUARY 31, 2000      DECEMBER 31, 1999
                                                   COMBINED             COMBINED
                                                    FINAL                FINAL          CHANGE
                                               -------------------------------------------------
Sales                                              1,196,532            1,756,298      (559,766)
Cost of Sales                                        845,169            1,401,229      (556,060)
                                               -------------------------------------------------
    Gross Profit                                     351,363              355,069        (3,706)

Selling, General, and Administrative                 441,321              522,281       (80,960)
                                               -------------------------------------------------

Income (Loss) From Operations                        (89,958)            (167,212)       77,254

Other Income (Expense):

  I/C Interest Income (Expense)                            0                    0             0
  Interest Expense                                  (215,563)            (211,185)       (4,378)
  Interest Income                                          0                    0             0
  Gain (loss) on Asset Disposition                         0                  250          (250)
  Other Expense                                       (2,984)            (213,364)      210,380
                                               -------------------------------------------------
    Total Other (Expense)                           (218,547)            (424,299)      205,752
Net Income (Loss) Before Bankruptcy
       Administrative Expenses                      (308,505)            (591,511)      283,006
Bankruptcy Administrative Expenses                  (135,558)            (128,500)       (7,058)
                                               -------------------------------------------------
Net Income (Loss)                                   (444,063)            (720,011)      275,948
                                               -------------------------------------------------


             See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.                                           EXHIBIT 99.1
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION

                                                                         (UNAUDITED)         (UNAUDITED)
                                                                         MONTH ENDED         MONTH ENDED
                                                                      JANUARY 31, 2000    DECEMBER 31, 1999       CHANGE
                                                                      ----------------    -----------------    ------------
Cash flows from operating activities:
  Net loss                                                               $(444,063)           $(720,011)       $   275,948

  Adjustments to reconcile net loss to net cash (used in)
    provided by operating activities:
      Depreciation                                                          41,146               34,640              6,506
      Write off of accounts receivable in discontinued operations                               211,406           (211,406)
      (Gain) / Loss on sale of property and equipment                            0                 (250)               250
    Change in certain assets & liabilities:
    (Increase) decrease in:
      Receivables, net                                                    (442,419)           1,838,299         (2,280,718)
      Receivables - remediation systems, net                                     0                    0                  0
      Costs in excess of billings                                         (185,717)            (490,987)           305,270
      Prepaids & other assets                                               98,523               19,757             78,766
     Increase (decrease) in:
      Accounts payable                                                    (705,054)             491,192         (1,196,246)
      Accrued expenses                                                     191,452           (1,034,628)         1,226,080
      Billings in excess of costs                                                0                    0                  0
      Other net changes in assets and liabilities                            3,295               (1,164)             4,459
                                                                         ---------          -----------       ------------
        Total adjustments                                                 (343,375)           1,068,265         (1,411,640)
                                                                         ---------          -----------       ------------
        Net cash provided by (used in) operating activities               (787,438)             348,254         (1,135,692)

Cash flows from investing activities:
     Proceeds from sale of equipment                                             0                  251               (251)
     Additions to property and equipment                                    (1,750)                   0             (1,750)
                                                                         ---------          -----------       ------------
       Net cash provided by (used in) investing activities                  (1,750)                 251             (2,001)

Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan                      747,952              307,032            440,920
  Proceeds from pre-petition preference payment receipts                   109,627              117,170             (7,543)
  (Reduction) Increase of pre-petition liabilities                        (109,627)            (686,636)           577,009
                                                                         ---------          -----------       ------------
      Net cash provided by (used in) financing activities                  747,952             (262,434)         1,010,386
                                                                         ---------          -----------       ------------
Net increase (decrease) in cash                                            (41,236)              86,071           (127,307)

CASH AT BEGINNING OF PERIOD                                                599,134              513,063             86,071
                                                                         ---------          -----------       ------------
CASH AT END OF PERIOD                                                    $ 557,898          $   599,134       $    (41,236)
                                                                         =========          ===========       ============

             See accompanying notes to financial statement information

                                                                    EXHIBIT 99.1
Omega Environmental, Inc.
Debtor in Possession Case # 97-06084
January 31, 2000 Financial Reporting Information

Notes to Financial Statement Information

Basis of Presentation

The financial statement information presented is unaudited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.

GMAC Credit Corporation
As of January 31, 2000, the Company's borrowings from GMAC Credit Corporation ("GMAC") were $25,537,255.

Costs and Earnings in Excess of Billing
The asset, "Costs and earnings in excess of billings" recorded on the Environmental Services Division's balance sheet, represents estimated revenues recognized in excess of amounts billed using the percentage of completion method of contract accounting. In the past, as projects were completed and billed, significant write-offs of this asset were recorded in excess of reserves provided. Management believes that as a result of improvements in project management and time charging practices no material write-offs in excess of the normal allocated reserves will be required in the future.

Accounts Receivable
Accounts receivable recorded on the Environmental Services Division's balance sheet are primarily due from various State reimbursement programs for clean up of leaking underground storage tanks. The collection period for these receivables frequently exceeds 180 days. Due to the significant amount of time required to collect these receivables, management is continually analyzing the collectability of these accounts and estimated bad debts may be significantly in excess of established reserves. The results of this analysis are not complete at this time due to the lengthy collection time frame, and any adjustment may have a material adverse effect on the financial statements.

Accounts receivable recorded on the Discontinued Operation's balance sheet primarily represent amounts recorded as due from customers of the company's discontinued construction business. The amounts ultimately collected by the company will be significantly less than net recorded amounts in part because of set-offs, liens, bonding issues and customer disputes which may result in refusal to pay receivable amounts or require payment or set-off of pre-petition liabilities and claims. The amount ultimately collectible is not determinable at this time.

Accounts receivable recorded on the corporate balance sheet of $148,000 represents funds held in escrow at Debtor's Bankruptcy Counsel as a result of the Petroleum Services Division (PSD) Houston branch asset sale in December 1998. These funds are held in escrow pending the final determination of the amount of liens asserted by Texas tax authorities.

Florida Supplemental

In January 2000, the ESD Florida Supplemental balances were transferred to Discontinued Operations. The amounts of the transaction transferred were:
Restricted Cash Held in Escrow of $2.7 million, net receivables of $300,000 and Estimated claims against cash held in escrow of $2.5 million.

Pre-Petition Preference Receipts

Beginning in June 1999, Omega began collecting pre-petition preferences. These are accounted for in the pre-petition liabilities section of the corporate balance sheet. Collections for the month of January 2000 and total collections since June 1999 were $109,627, and $796,263, respectively.